                                                                      EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement (File No. 33-96728).


                                     ARTHUR ANDERSEN LLP

Dallas, Texas,
June 26, 1996